SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 08, 2000


                             TOMPKINS TRUSTCO, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     NEW YORK                       1-12709                    16-1482357
     --------                       -------                    ----------
  (State or other          (Commission File Number)           (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)



THE COMMONS, PO BOX 460, ITHACA, NY                              14851
-----------------------------------                              -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (607) 273-3210
                                                    --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On August 8, 2000, The Board of Tompkins Trustco, Inc. ("Tompkins") authorized the repurchase of up to 400,000 shares of the Company's outstanding common stock. Purchases may be made on the open market or in privately negotiated transactions, over the next 24 months.

         Tompkins issued a press release on August 15, 2000, announcing the repurchase program. Such press release is filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a) Not applicable.

       (b) Not applicable.

       (c) Exhibits

          Exhibit No.   Description
          -----------   -----------

          99.1          Press Release of Tompkins Trustco, Inc. dated
                        August 15, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TOMPKINS TRUSTCO, INC.


Date:  August 15, 2000           By: /s/ JAMES J. BYRNES
                                     -----------------------------
                                         James J. Byrnes
                                         Chairman and Chief Executive Officer

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION                                 PAGE


  99.1            Press Release of Tompkins Trustco, Inc.
                  dated August 15, 2000.                                4


                                       3